SELIGMAN

      -------------------
                LARGE-CAP
               VALUE FUND


                               [GRAPHIC OMITTED]

                                  ANNUAL REPORT

                                DECEMBER 31, 2000

                                    ----o----

                                A VALUE APPROACH

                                 TO SEEKING THE

                              CAPITAL APPRECIATION

                                  POTENTIAL OF

                                LARGER COMPANIES

                                 [Logo omitted]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[PHOTO OMITTED]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders ...................................  1
Interview With Your Portfolio Managers ................  2
Performance Overview ..................................  4
Portfolio Overview ....................................  6
Portfolio of Investments ..............................  8
Statement of Assets and Liabilities ................... 10
Statement of Operations ............................... 11
Statements of Changes in Net Assets ................... 12
Notes to Financial Statements ......................... 13
Financial Highlights .................................. 16
Report of Independent Auditors ........................ 18
Federal Tax Status of 2000 Gain Distribution for
  Taxable Accounts AND For More Information ........... 19
Board of Directors AND Executive Officers ............. 20
Glossary of Financial Terms ........................... 21
------------------------------------------------------------

TO THE SHAREHOLDERS

For the twelve months ended December 31, 2000, Seligman Large-Cap Value Fund delivered a total return of 29.09% based on the net asset value of Class A shares. During the same period, the Russell 1000 Value Index returned 7.01% and the Standard & Poor's 500 Composite Stock Index (S&P 500) returned -9.11%.

The Fund's strong performance came during a year of reversals. The collapse of the technology bubble in March 2000 and clear signs of a slowing US economy prompted investors to seek quality and value, focusing their attention on long-neglected "old economy" stocks. Value investing and small- and mid-cap stocks made major share price advances, while technology and large-cap growth stocks were battered. For the first time since 1990, the S&P 500 posted a negative return, as did the Nasdaq Composite Index and the Dow Jones Industrial Average.

At the root of this shift in the investment environment was the cooling US economy, slowed by a series of interest rate increases by the Federal Reserve Board. The economy grew at a 5.6% annual pace in the second quarter of 2000, compared with 2.2% and 1.4% in the third and fourth quarters, respectively. Higher energy prices also played a major role in the economic downshift, eating into both corporate earnings and consumers' disposable income. The slowdown was more abrupt than many expected. Industrial production and consumer confidence both declined sharply. Many companies missed earnings targets because their profits were squeezed by higher borrowing costs and weaker demand. The profit shortfalls led to severe price declines in several areas, such as technology and growth. Meanwhile, fund flows returned to previously overlooked sectors, such as consumer staples and cyclical manufacturing.

In response to this economic deterioration, the Fed lowered the federal funds target rate by 0.5% to 6.0% on January 3, 2001, and by another 0.5% on January
31. This action was welcomed by investors, and, even though it did not immediately calm volatility, it will likely have a positive effect on liquidity and consumer confidence. Given the US budget surplus, the Fed has the flexibility to lower rates further, if necessary, to encourage economic growth.

Looking ahead, we expect that economic activity will accelerate during the second half of 2001. While there are uncertainties (possible policy errors, high inventories, low consumer spending), we feel that there is ample reason for optimism. Energy prices should decrease because of lower demand, inflation is under control, and a federal tax cut under the new administration seems likely. On the global level, we think that central banks around the world will follow the Fed's lead and cut rates, thus providing a stimulus for continued growth.

The volatility and emotion of the past year have served to reinforce several fundamental lessons of investing. The market works in cycles. Valuation and earnings still matter. Diversification among different asset classes and investment styles is the key to long-term investment success. This year's value resurgence underscores the wisdom of maintaining a long-term perspective.

Thank you for your continued support of Seligman Large-Cap Value Fund. A discussion with your Portfolio Managers, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ William C. Morris

---------------------
William C. Morris
Chairman

                                /s/ Brian T. Zino

                                 -----------------
                                  Brian T. Zino

                                    President

February 16, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

Q: HOW DID SELIGMAN LARGE-CAP VALUE FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2000?

A: Seligman Large-Cap Value Fund delivered a very strong total return of 29.09% based on the net asset value of Class A shares for the one-year period ended December 31, 2000. At the same time, large-cap value stocks, as measured by the Russell 1000 Value Index, returned 7.01%, while the broader market, as measured by the Standard & Poor's 500 Composite Stock Index, declined by 9.11% during this same period.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS DURING THIS PERIOD?

A: After a three-year period in which growth and technology stocks dominated the marketplace, a dramatic resurgence among value stocks occurred early in 2000, and continued throughout the year. Several factors were responsible for this shift, including the collapse of the technology stock speculation, decreased emphasis on momentum investing, and a return by investors to more traditional methods of valuing stocks. While many value managers sought to keep pace with the market by redefining value in order to justify owning expensive technology stocks, we maintained our strict value discipline, and this consistency benefited shareholders handsomely in 2000. Through rigorous research, the Fund continues to seek out companies with price-to-earnings ratios below those of their benchmarks, and with the potential for earnings acceleration.

    Over the last six months, we have witnessed a slowing of economic growth in the US, as repeated interest rate hikes by the Federal Reserve Board have had their intended effect. As the economy's weakening became more apparent (evidenced by declining corporate earnings and slowing industrial output), investors sold technology and other growth stocks and refocused their attention on value stocks, many of which had been unduly ignored for over two years. While many value stocks tend to be cyclical in nature, investors felt that the valuations of these issues, many at historic lows, were compelling, and sought to increase their exposure to these stocks.

Q:  WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING THE PERIOD UNDER REVIEW?

A: During 2000, we maintained our large overweighting in financial stocks, even in the face of continued tightening by the Fed. This decision proved to be advantageous as financials were one of the best-performing sectors in 2000, due in part to the trend of mergers and acquisitions in that industry. Financial stocks tend to perform better than industrials in an environment of slowing economic growth. We


[PHOTO OMITTED]
SELIGMAN VALUE TEAM: (FROM LEFT) NEVIS GEORGE (ADMINISTRATIVE ASSISTANT), MILTON RUBIN (CLIENT SERVICES), MICHELLE BORRE, (SEATED)RICHARD S. ROSEN (CO-PORTFOLIO MANAGER), NEIL T. EIGEN (PORTFOLIO MANAGER), (NOT SHOWN) MITCH SCHENKMAN


--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Large-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr.
Eigen and Richard S. Rosen are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued large-capitalization companies with the potential for high returns on equity.

--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

    continue to favor insurance companies, which are benefiting from the ability to raise premiums after many years of being unable to do so. Additionally, we will continue to choose bank stocks carefully, avoiding those banks at risk for bad loans, always a threat when the economy is weak.

    Also contributing positively to performance this year were our holdings in the drug and health care sectors. Many of these stocks had been beaten down in the fourth quarter of 1999, and we took advantage of the deep discounts to add to our holdings in these areas. Positive earnings projections were behind the resurgence of these stocks, which are now almost fully valued. After having taken some profits, we are in the process of scaling back our positions in light of possible health care reform in Washington, D.C.

    The Fund remained underweighted in technology, based on the conviction that many of these stocks were grossly overvalued and without strong earnings. Sticking to our discipline of buying undervalued companies was richly rewarded this year, as investors fled technology stocks and sought refuge in higher-quality issues. The technology-dominated Nasdaq Composite Index lost nearly 40% for the year.

Q:  WHAT IS YOUR OUTLOOK FOR 2001?

A: We are very pleased that value stocks have experienced such a comeback this year after a long period of investor neglect and a market driven more by emotion than by objective analysis. Investors have been reminded of the value of diversification and the importance of evaluating companies based on fundamentals, not fads. We expect that value stocks will continue to benefit from this return of rationality to the market.

    Our outlook for the stock market in 2001 is for better overall performance and for continued broadening. We believe, however, that most of the improvement will come in the second half of the year. In the first half of 2001, we anticipate that economic growth will continue to be weak, and that corporate profitability will contract. The Federal Reserve's two recent rate reductions (1.0% in total, announced on January 3 and January 31) will have a positive effect on the economy. Moreover, the Fed has ample room to further reduce rates as and if the need appears. Eventually, the US economy is also likely to receive stimulation in the form of tax relief under the new administration, and additional benefits from declining energy prices. These factors should boost discretionary spending, crucial to any economic recovery.

    We are heartened by the market's return to investment fundamentals in 2000, and are confident that the Fund is well positioned to show respectable relative and absolute performance again in 2001.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Large-Cap Value Fund since the commencement of operations on April 25, 1997, through December 31, 2000, to a $10,000 investment made in the Lipper Multi Cap Value Funds Average, Russell 1000 Value Index and Standard &Poor's 500 Composite Stock Price Index (S&P500) from April 30, 1997, to December 31, 2000. The results for Seligman Large-Cap Value Fund were determined with and without the initial 4.75% maximum sales charge for Class A shares, with the 3% contingent deferred sales charge (CDSC) for Class B shares, and without the 1% CDSC for Class D shares, and assume that all distributions within the period are invested in additional shares. The performance of Class C shares is not shown in this chart but is included in the table on page 5. It is important to keep in mind that the Lipper Multi Cap Value Funds Average, the Russell 1000 Value Index and the S&P500 exclude the effect of fees and sales charges.

[Figures below represent line chart in printed peice]


             SELIGMAN LARGE-CAP VALUE FUND                               LIPPER
          Class A   Class A                        RUSSELL            MULTI CAP
             With   Without              Class D     1000               VALUE
            Sales    Sales     Class B   without    VALUE               FUNDS
            Charge   Charge   with CDSC    CDSC     INDEX*  S&P 500*   AVERAGE*
4/25/97      9520    10000      10000     10000      9000     9000       9000
4/30/97      9613    10098      10098     10098     10000    10000      10000
5/31/97     10173    10686      10672     10672     10559    10609      10645
6/30/97     10813    11359      11331     11331     11012    11084      11028
7/31/97     11813    12409      12381     12381     11840    11967      11828
8/31/97     11333    11905      11863     11863     11419    11296      11547
9/30/97     11813    12409      12367     12367     12108    11916      12138
10/31/97    11360    11933      11891     11891     11770    11518      11678
11/30/97    12120    12731      12661     12661     12291    12051      11939
12/31/97    12308    12928      12846     12846     12649    12258      12134
1/31/98     12335    12957      12874     12874     12471    12394      12075
2/28/98     13432    14109      14011     14011     13310    13287      12918
3/31/98     13906    14607      14494     14494     14125    13968      13488
4/30/98     13973    14678      14551     14551     14220    14109      13550
5/31/98     14095    14806      14664     14664     14009    13866      13247
6/30/98     14000    14706      14565     14565     14189    14429      13285
7/31/98     13621    14308      14167     14167     13939    14275      12845
8/31/98     11319    11890      11766     11766     11865    12211      10918
9/30/98     11509    12089      11950     11950     12546    12993      11426
10/31/98    12768    13412      13258     13258     13518    14050      12324
11/30/98    13662    14351      14167     14167     14148    14901      12873
12/31/98    13732    14424      14239     14239     14629    15759      13267
1/31/99     13691    14381      14182     14182     14746    16418      13314
2/28/99     13322    13993      13796     13796     14538    15907      12935
3/31/99     13787    14482      14267     14267     14839    16544      13301
4/30/99     14922    15674      15425     15425     16225    17184      14329
5/31/99     14813    15559      15311     15311     16047    16778      14272
6/30/99     15182    15947      15683     15683     16512    17710      14738
7/31/99     14580    15315      15054     15054     16028    17157      14301
8/31/99     14101    14812      14539     14539     15433    17071      13845
9/30/99     12952    13606      13352     13352     14895    16604      13262
10/31/99    13732    14424      14139     14139     15753    17655      13678
11/30/99    13541    14223      13938     13938     15630    18013      13748
12/31/99    13363    14037      13363     13753     15705    19074      14148
1/31/00     12760    13404      13124     13124     15193    18116      13506
2/29/00     11308    11878      11608     11608     14064    17774      12925
3/31/00     12939    13591      13281     13281     15780    19512      14303
4/30/00     13336    14008      13681     13681     15597    18925      14257
5/31/00     13706    14397      14053     14053     15761    18537      14389
6/30/00     12884    13533      13209     13209     15040    18993      14094
7/31/00     13514    14196      13838     13838     15228    18697      14149
8/31/00     14583    15319      14939     14939     16075    19858      15055
9/30/00     15145    15909      15497     15497     16223    18809      14867
10/31/00    16365    17190      16726     16726     16622    18730      15189
11/30/00    15988    16794      16347     16333     16005    17254      14541
12/31/00    17251    18121      17591     17607     16807    17339      15319

*From April 30, 1997.

A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2000

                                                                        AVERAGE ANNUAL
                                                            ---------------------------------------
                                                                             CLASS C
                                                                              SINCE        SINCE
                                                   SIX           ONE        INCEPTION    INCEPTION
                                                 MONTHS*        YEAR         5/27/99      4/25/97
                                               ----------   ------------  ------------ ------------
CLASS A**
With Sales Charge                                27.52%         22.91%          n/a        15.93%
Without Sales Charge                             33.90          29.09           n/a        17.49

CLASS B**
With CDSC+                                       28.40          23.13           n/a        16.06
Without CDSC                                     33.40          28.13           n/a        16.60

CLASS C**
With Sales Charge and CDSC                       31.12          25.82          9.50%         n/a
Without Sales Charge and CDSC                    33.40          28.13         10.21          n/a

CLASS D**
With 1% CDSC                                     32.29          27.02           n/a          n/a
Without CDSC                                     33.29          28.02           n/a        16.58

LIPPER MULTI CAP VALUE AVERAGE***                 8.69           8.28          4.56+++     12.31++

RUSSELL 1000 VALUE INDEX***                      11.74           7.01          2.96+++     15.20++

S&P 500***                                       (8.72)         (9.11)         2.09+++     16.19++

                                            CAPITAL GAIN INFORMATION
                                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                            PAID                      $0.399
                                            UNDISTRIBUTED REALIZED     0.059o
                                            UNREALIZED                 1.603oo

NET ASSET VALUE

             DECEMBER 31, 2000  JUNE 30, 2000  DECEMBER31, 1999
             -----------------  -------------  ----------------
CLASS A          $12.16             $9.40            $9.75
CLASS B           11.90              9.24             9.62
CLASS C           11.90              9.24             9.62
CLASS D           11.89              9.24             9.62


Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

---------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper Multi Cap Value Funds Average  (Lipper Multi Cap Value  Average),
    Russell 1000 Value Index and the S&P 500 are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees and sales charges. The monthly performances of the Lipper Multi Cap Value Average are used in the Performance Overview. Investors cannot invest directly in an average or an index.

  + The CDSC is 5% for periods of one year or less, and 3% since inception. ++ From April 30, 1997.

+++ From May 31, 1999.

  o Represents net gain realized in November and December 2000, payable in 2001. oo Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2000.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2000

                                                                                                        PERCENT OF NET ASSETS
                                                                                                             DECEMBER 31,
                                                                                                        ----------------------
                                                           ISSUES         COST              VALUE           2000       1999
                                                           -------   -------------      --------------   ---------   ---------
COMMON STOCKS:
  Aerospace .............................................     2       $  9,266,762       $ 10,960,000        5.2         6.3
  Automotive and Related ................................     1          5,273,878          5,214,281        2.4         6.9
  Banking ...............................................     3         17,553,726         19,775,313        9.3         9.7
  Chemicals .............................................     1          6,684,500          7,141,875        3.4         2.3
  Drugs and Health Care .................................     3         12,133,247         17,549,505        8.3        10.9
  Electric and Gas Utilities ............................     1          1,062,025          1,103,125        0.5          --
  Electronic Technology .................................     1          6,238,074          5,950,000        2.8          --
  Energy ................................................     2          8,114,027         11,226,250        5.3         4.7
  Finance and Insurance .................................     6         31,842,501         41,481,379       19.6        21.0
  Food ..................................................     3         16,708,044         15,758,137        7.4         5.0
  Household Products and Furnishings ....................     2          7,565,357          7,014,100        3.3         8.8
  Medical Products and Technology .......................     2          6,391,626         11,034,375        5.2         7.7
  Packaging .............................................    --                 --                 --       --           2.8
  Paper and Forest Products .............................     2         12,049,901         13,495,720        6.4         8.0
  Retail Trade ..........................................     2          6,809,402          8,131,619        3.8         3.0
  Telecommunications ....................................     2         12,985,274         11,782,869        5.6          --
  Tobacco ...............................................     1          6,516,744          7,920,000        3.7         2.6
                                                            ---       ------------       ------------      -----       -----
                                                             34        167,195,088        195,538,548       92.2        99.7
SHORT-TERM HOLDING AND
  OTHER ASSETS AND LIABILITIES ..........................     1         16,491,675         16,491,675        7.8         0.3
                                                            ---       ------------       ------------      -----       -----
NET ASSETS ..............................................    35       $183,686,763       $212,030,223      100.0       100.0
                                                            ===       ============       ============      =====       =====

LARGEST INDUSTRIES
DECEMBER 31, 2000

[Figures below represent bar chart in printed piece]

  FINANCE                      DRUGS                    PAPAER AND
    AND                         AND                       FOREST
 INSURANCE      BANKING     HEALTH CARE       FOOD       PRODUCTS
$41,481,379   $19,775,313   $17,549,505   $15,758,137   $13,495,730

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
LISTED IN DESCENDING ORDER OF SIZE
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                   TEN LARGEST SALES
---------------------                   -----------------
UnumProvident*                          AXA Financial**
Sprint*                                 Honeywell International**
International Business Machines*        Fort James**
Chase Manhattan Bank*                   United Healthcare Group
International Paper*                    General Motors**
Dow Chemical                            Armstrong Holdings**
Costco Wholesale*                       Crown Cork & Seal**
Georgia-Pacific Group                   St. Paul Companies
Ford Motor                              Philip Morris
American Home Products                  Summit Bancorp


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------------
 * Position added during the period. ** Position eliminated during the period.

LARGEST PORTFOLIO HOLDINGS
December 31, 2000

--------------------------------------------------------------------------------
SECURITY                     VALUE      SECURITY                       VALUE
--------                  ----------    --------                    ----------
UnumProvident ..........  $8,108,188    Dow Chemical .............  $7,141,875
Humana .................   7,975,750    Chase Manhattan Bank .....   7,042,813
Washington Mutual ......   7,959,375    Georgia-Pacific Group ....   6,761,657
Philip Morris ..........   7,920,000    International Paper ......   6,734,063
Allstate ...............   7,579,875    Bank of NewYork ..........   6,622,500
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                       SHARES       VALUE
                                      --------  -------------
COMMON STOCKS  92.2%
AEROSPACE  5.2%
GOODRICH (B.F.)
   Manufacturer and supplier of
   systems and component parts for
   the aerospace industry             150,000    $  5,456,250
UNITED TECHNOLOGIES
   Manufacturer of elevators, jet
   engines, flight systems, and
   automotive parts                    70,000       5,503,750
                                                 ------------
                                                   10,960,000

                                                 ------------
AUTOMOTIVE AND RELATED  2.4%
FORD MOTOR
   Manufacturer and distributor of
   automobiles, trucks, and
   related parts                      222,476       5,214,281
                                                 ------------
BANKING  9.3%
BANK OF NEW YORK
   Commercial bank                    120,000       6,622,500
CHASE MANHATTAN BANK
   Provider of banking services       155,000       7,042,813
SUMMIT BANCORP
   Operator of commercial banks       160,000       6,110,000
                                                 ------------
                                                   19,775,313

                                                 ------------
CHEMICALS  3.4%
DOW CHEMICAL
   Manufacturer and retailer of
   chemicals and plastic materials    195,000       7,141,875
                                                 ------------
DRUGS AND HEALTH CARE  8.3%
AMERICAN HOME PRODUCTS
   Developer and manufacturer
   of pharmaceuticals, food,
   and housewares                      95,600       6,075,380
HUMANA*

   Provider of managed health
   care plans                         523,000       7,975,750
UNITED HEALTHCARE GROUP
   Health maintenance

   organization                        57,000       3,498,375
                                                 ------------
                                                   17,549,505

                                                 ------------
ELECTRIC AND GAS
   UTILITIES  0.5%
EDISON INTERNATIONAL*
   Holding company for several
   utility and non-utility
   corporations                        70,600       1,103,125
                                                 ------------
ELECTRONIC TECHNOLOGY  2.8%
INTERNATIONAL BUSINESS MACHINES
   Manufacturer of macro and
   personal computers                  70,000       5,950,000
                                                 ------------
ENERGY  5.3%
EL PASO ENERGY
   Owner of natural gas
   pipeline system                     70,000       5,013,750
TEXACO

   Explorer, producer, transporter,
   refiner, and marketer of
   natural gas, oil, and
   petroleum products                 100,000       6,212,500
                                                 ------------
                                                   11,226,250

                                                 ------------
FINANCE AND INSURANCE  19.6%
ALLSTATE

   Insurance provider                 174,000       7,579,875
CITIGROUP

   Provider of diversified

   financial services                 113,333       5,787,066
FANNIE MAE
   Provider of mortgage financing      70,000       6,072,500
ST. PAUL COMPANIES
   Insurance provider                 110,000       5,974,375
UNUMPROVIDENT

   Insurance provider                 301,700       8,108,188
WASHINGTON MUTUAL
   Provider of financial services     150,000       7,959,375
                                                 ------------
                                                   41,481,379

                                                 ------------
FOOD  7.4%
CONAGRA

   Producer and manufacturer
   of prepared foods and
   agricultural products              245,000       6,370,000
DOLE FOOD
   Producer and marketer of
   fresh and packaged fruits
   and vegetables                     182,100       2,981,887
SAFEWAY*

   Food retailer                      102,500       6,406,250
                                                 ------------
                                                   15,758,137

                                                 ------------
HOUSEHOLD PRODUCTS AND
   FURNISHINGS  3.3%
DIAL

   Manufacturer and marketer of
   personal care, household, and
   laundry products                   187,800       2,065,800
KIMBERLY-CLARK
   Manufacturer of consumer paper
   products; newsprint                 70,000      4,948,300
                                                 ------------
                                                    7,014,100

                                                 ------------
MEDICAL PRODUCTS
   AND TECHNOLOGY  5.2%
BAXTER INTERNATIONAL
   Manufacturer and distributor of
   hospital and laboratory products    60,000       5,298,750


------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                       SHARES       VALUE
                                      --------  -------------
MEDICAL PRODUCTS
   AND TECHNOLOGY (continued)
MEDTRONIC

   Manufacturer of pacemakers and
   related cardiovascular products     95,000     $ 5,735,625
                                                 ------------
                                                   11,034,375

                                                 ------------
PAPER AND FOREST
   PRODUCTS  6.4%
GEORGIA-PACIFIC GROUP
   Manufacturer of building

   products and paper                 217,242       6,761,657
INTERNATIONAL PAPER
   Distributor of printing paper
   and forest products                165,000       6,734,063
                                                 ------------
                                                   13,495,720

                                                 ------------
RETAIL TRADE  3.8%
COSTCO WHOLESALE*
   Discount retailer                   64,200       2,565,994
RADIO SHACK
   Retailer of consumer

   electronics                        130,000       5,565,625
                                                 ------------
                                                    8,131,619

                                                 ------------
TELECOMMUNICATIONS  5.6%
QWEST COMMUNICATIONS*
   Provider of local exchange
   voice and broadband data
   communications services            138,759       5,689,119
SPRINT*

   Global communications

   company                            300,000       6,093,750
                                                 ------------
                                                   11,782,869

                                                 ------------

                                  SHARES OR
                                  PRINC. AMT.       VALUE
                                  -----------   -------------
TOBACCO  3.7%
PHILIP MORRIS
   Manufacturer of tobacco
   products, food,
   and beverages                 180,000 shs.    $  7,920,000
                                                 ------------
TOTAL COMMON STOCKS
   (Cost $167,195,088)                            195,538,548
REPURCHASE
   AGREEMENT  7.8%
   (Cost $16,600,000)
State  Street  Bank  &  Trust,  5  3/4%,   dated  12/29/00,   maturing   1/2/01,
   collateralized by: $15,740,000 US Treasury Notes 6 5/8%, 5/15/07, with a fair market value of

   $17,101,353                   $16,600,000       16,600,000
                                                 ------------
Total Investments  100.0%
   (Cost $183,795,088)                            212,138,548
OTHER ASSETS
  LESS LIABILITIES                                   (108,325)
                                                 ------------
NET ASSETS  100.0%                               $212,030,223
                                                 ============

-----------------
* Non-income producing security.

Descriptions of companies have not been audited by Deloitte &
Touche LLP.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
Investments, at value:
  Common stocks (cost $167,195,088) ..................................   $195,538,548
  Short-term holdings (cost $16,600,000) .............................     16,600,000     $212,138,548
                                                                         ------------
Cash ................................................................................           83,454
Receivable for Capital Stock sold ...................................................        4,902,183
Receivable for dividends and interest ...............................................          368,930
Expenses prepaid to shareholder service agent .......................................           35,934
Deferred organization expenses ......................................................            3,435
Other ...............................................................................            6,389
                                                                                         -------------
TOTAL ASSETS ........................................................................      217,538,873
                                                                                         -------------

LIABILITIES:
Payable for securities purchased ....................................................        4,449,781
Payable for Capital Stock repurchased ...............................................          617,376
Management fee payable ..............................................................          126,263
Accrued expenses and other ..........................................................          315,230
                                                                                         -------------
TOTAL LIABILITIES ...................................................................        5,508,650
                                                                                         -------------
NET ASSETS ..........................................................................     $212,030,223
                                                                                         =============

COMPOSITION OF NET ASSETS:
Capital  Stock,  at par  ($0.001  par value;  1,000,000,000  shares  authorized;
  17,684,317 shares outstanding):

  Class A ...........................................................................        $   6,284
  Class B ...........................................................................            5,688
  Class C ...........................................................................            3,100
  Class D ...........................................................................            2,612
Additional paid-in capital ..........................................................      182,543,487
Undistributed net investment income .................................................           86,759
Undistributed net realized gain .....................................................        1,038,833
Net unrealized appreciation of investments ..........................................       28,343,460
                                                                                         -------------
NET ASSETS ..........................................................................     $212,030,223
                                                                                         =============

NET ASSET VALUE PER SHARE:
CLASS A ($76,410,834 / 6,284,321 shares) ............................................           $12.16
                                                                                                ======
CLASS B ($67,675,157 / 5,688,084 shares) ............................................           $11.90
                                                                                                ======
CLASS C ($36,899,846 / 3,100,320 shares) ............................................           $11.90
                                                                                                ======
CLASS D ($31,044,386 / 2,611,592 shares) ............................................           $11.89
                                                                                                ======

------------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Dividends ............................................................    $ 3,118,558
Interest .............................................................        103,521
                                                                        -------------
TOTAL INVESTMENT INCOME ..............................................................          $ 3,222,079

EXPENSES:
Management fee .......................................................      1,106,596
Distribution and service fees ........................................      1,013,753
Shareholder account services .........................................        467,320
Shareholder reports and communications ...............................        125,804
Custody and related services .........................................         58,761
Registration .........................................................         56,076
Auditing and legal fees ..............................................         52,453
Directors' fees and expenses .........................................          7,020
Amortization of deferred organization expenses .......................          2,577
Miscellaneous ........................................................          6,546
                                                                        -------------

TOTAL EXPENSES .......................................................................            2,896,906
                                                                                               ------------
NET INVESTMENT INCOME ................................................................              325,173

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments .....................................      3,939,758
Net change in unrealized depreciation of investments .................     32,059,205
                                                                        -------------
NET GAIN ON INVESTMENTS ..............................................................           35,998,963
                                                                                               ------------
INCREASE IN NET ASSETS FROM OPERATIONS ...............................................          $36,324,136
                                                                                               ============

---------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                       ----------------------------------
                                                                                              2000              1999
                                                                                       ----------------    --------------
OPERATIONS:
Net investment income ..............................................................      $    325,173       $     28,018
Net realized gain on investments ...................................................         3,939,758          6,452,825
Net change in unrealized appreciation/depreciation of investments ..................        32,059,205        (13,691,104)
                                                                                          ------------       ------------
INCREASE IN NET ASSETS FROM OPERATIONS .............................................        36,324,136         (7,210,261)
                                                                                          ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ..........................................................................                --           (101,333)
                                                                                          ------------       ------------
NET REALIZED GAIN ON INVESTMENTS:
  Class A ..........................................................................        (2,002,239)                --
  Class B ..........................................................................        (1,815,330)                --
  Class C ..........................................................................          (838,274)                --
  Class D ..........................................................................          (872,364)                --
                                                                                          ------------       ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ..........................................        (5,528,207)          (101,333)
                                                                                          ------------       ------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..................................................        60,080,069         53,939,402
Investment of dividends ............................................................                --             79,424
Exchanged from associated Funds ....................................................        45,995,356         48,640,044
Value of shares issued in payment of gain distributions ............................         5,008,098                 --
                                                                                          ------------       ------------
Total ..............................................................................       111,083,523        102,658,870
                                                                                          ------------       ------------
Cost of shares repurchased .........................................................       (42,658,108)       (50,259,226)
Exchanged into associated Funds ....................................................       (34,328,391)       (46,475,521)
                                                                                          ------------       ------------
Total ..............................................................................       (76,986,499)       (96,734,747)
                                                                                          ------------       ------------
INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS ..............................................................        34,097,024          5,924,123
                                                                                          ------------       ------------
INCREASE (DECREASE) IN NET ASSETS ..................................................        64,892,953         (1,387,471)

NET ASSETS:
Beginning of year ..................................................................       147,137,270        148,524,741
                                                                                          ------------       ------------
END OF YEAR (including undistributed/(dividends in excess of)
  net investment income of $86,759 and $(1,971), respectively) .....................      $212,030,223       $147,137,270
                                                                                          ============       ============

------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Large-Cap Value Fund (the "Fund"), a series of Seligman Value Fund Series, Inc., offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2000, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

      For the year ended December 31, 2000, the Fund repurchased from shareholders 8,061,723 shares aggregating $76,986,499 of which approximately $2,900,000 and $200,000 represent capital gain and dividend distributions, respectively. This information is provided for federal tax purposes.

f. ORGANIZATION EXPENSES -- Deferred organization expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operations of the Fund.

NOTES TO FINANCIAL STATEMENTS

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2000, amounted to $76,862,347 and $64,048,218, respectively.

    At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $37,700,750 and $9,357,290, respectively.

4. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                YEAR ENDED DECEMBER 31,
                   -------------------------------------------------
                             2000                       1999
                   -------------------------  ------------------------
CLASS A               SHARES       AMOUNT        SHARES      AMOUNT
                   ----------   ------------  ----------  ------------
Sales of shares     2,763,388   $ 28,953,700   2,208,221  $ 22,885,052
Investment of
  dividends                --             --       8,343        79,424
Exchanged from
  associated Funds  1,173,259     12,389,985   2,028,736    21,548,929
Shares issued in
  payment of gain
  distributions       160,245      1,823,588          --            --
                   ----------   ------------   ---------   -----------
Total               4,096,892     43,167,273   4,245,300    44,513,405
                   ==========   ============   =========   ===========
Shares

  repurchased      (1,668,371)   (16,338,806) (2,300,463)  (23,308,844)
Exchanged into
  associated Funds   (932,470)    (8,935,147) (2,065,973)  (21,730,957)
                   ----------   ------------   ---------   -----------
Total              (2,600,841)   (25,273,953) (4,366,436)  (45,039,801)
                   ----------   ------------   ---------   -----------
Increase (Decrease) 1,496,051    $17,893,320    (121,136)  $  (526,396)
                   ==========   ============   =========   ===========


CLASS B               SHARES       AMOUNT        SHARES      AMOUNT
                   ----------   ------------  ----------  ------------
Sales of shares       604,406   $  6,221,253   1,268,061   $13,156,045
Exchanged from
  associated Funds  1,746,991     18,767,046   1,356,651    13,895,548
Shares issued in
  payment of gain
  distributions       141,510      1,577,835          --            --
                   ----------   ------------   ---------   -----------
Total               2,492,907     26,566,134   2,624,712    27,051,593
                   ----------   ------------   ---------   -----------
Shares

  repurchased      (1,133,335)   (10,802,069) (1,014,140)  (10,216,704)
Exchanged into
  associated Funds (1,591,449)   (14,560,237) (1,350,006)  (13,368,518)
                   ----------   ------------   ---------   -----------
Total              (2,724,784)   (25,362,306) (2,364,146)  (23,585,222)
                   ----------   ------------   ---------   -----------
Increase (Decrease)  (231,877)  $  1,203,828     260,566   $ 3,466,371
                   ==========   ============   =========   ===========


                           YEAR ENDED               MAY 27, 1999*
                       DECEMBER 31, 2000        TO DECEMBER 31, 1999
                             2000                       1999
                   -------------------------  ------------------------
CLASS C               SHARES       AMOUNT        SHARES      AMOUNT
                   ----------   ------------  ----------  ------------
Sales of shares     2,197,742    $22,866,744   1,071,840   $10,941,521
Exchanged from
  associated Funds    449,945      4,971,916      46,235       458,594
Shares issued in
  payment of gain
  distributions        72,948        813,382          --            --
                   ----------   ------------   ---------   -----------
Total               2,720,635     28,652,042   1,118,075    11,400,115
                   ----------   ------------   ---------   -----------
Shares

  repurchased        (431,972)    (4,410,833)    (38,031)     (364,110)
Exchanged into
  associated Funds   (141,626)    (1,361,235)   (126,761)   (1,254,840)
                   ----------   ------------   ---------   -----------
Total                (573,598)    (5,772,068)   (164,792)   (1,618,950)
                   ----------   ------------   ---------   -----------
Increase            2,147,037    $22,879,974     953,283   $ 9,781,165
                   ==========   ============   =========   ===========

* Commencement of offering of shares.

                                YEAR ENDED DECEMBER 31,
                   -------------------------------------------------
                             2000                       1999
                   -------------------------  ------------------------
CLASS D               SHARES       AMOUNT        SHARES      AMOUNT
                   ----------   ------------  ----------  ------------
Sales of shares       204,028   $  2,038,372     688,314   $ 6,956,783
Exchanged from
  associated Funds    926,226      9,866,409   1,268,140    12,736,973
Shares issued in
  payment of gain
  distributions        71,211        793,293          --            --
                   ----------   ------------   ---------   -----------
Total               1,201,465     12,698,074   1,956,454    19,693,756
                   ----------   ------------   ---------   -----------
Shares

  repurchased      (1,173,705)   (11,106,400) (1,653,026)  (16,369,568)
Exchanged into
  associated Funds   (988,795)    (9,471,772) (1,038,547)  (10,121,206)
                   ----------   ------------   ---------   -----------
Total              (2,162,500)   (20,578,172) (2,691,573)  (26,490,774)
                   ----------   ------------   ---------   -----------
Decrease             (961,035)  $ (7,880,098)   (735,119)  $(6,797,018)
                   ==========   ============   =========   ===========


5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS-- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund's average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $18,636 from sales of Class A shares. Commissions of $141,429 and $201,305 were paid to dealers for sales of Class A and Class C shares, respectively.

NOTES TO FINANCIAL STATEMENTS

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2000, fees incurred under the Plan aggregated $122,788, or 0.25% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year ended December 31, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, ClassC, and Class D shares, amounted to $476,428, $164,845, and $249,692, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2000, such charges amounted to $46,570.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2000, amounted to $9,025.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2000, Seligman Services, Inc. received commissions of $451 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $15,874, pursuant to the Plan.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $467,320 for shareholder account services.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2000, of $2,500 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2000, the Fund did not borrow from the credit facility.

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand each Class's financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.


                                                          Class A                                        Class B
                                         ------------------------------------------   ----------------------------------------------
                                             YEAR ENDED DECEMBER 31,       4/25/97*     YEAR ENDED DECEMBER 31,          4/25/97*
                                         --------------------------------     TO      --------------------------------      TO
                                           2000      1999       1998       12/31/97     2000       1999       1998        12/31/97
                                         --------- ---------  ---------   ---------   ---------   -------    -------     ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING
  OF PERIOD ............................  $ 9.75    $10.04    $ 9.09        $7.14      $ 9.62      $9.96      $9.04        $7.14
                                         -------  --------  --------      -------     -------    -------     ------       ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss) ...........    0.07      0.05      0.06         0.03          --      (0.02)     (0.02)       (0.01)
Net realized and unrealized gain
  (loss) on investments ................    2.74     (0.32)     0.99         2.06        2.68      (0.32)      1.00         2.04
                                         -------  --------  --------      -------     -------    -------     ------       ------
TOTAL FROM INVESTMENT
  OPERATIONS ...........................    2.81     (0.27)     1.05         2.09        2.68      (0.34)      0.98         2.03
                                         -------  --------  --------      -------     -------    -------     ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income ...............................      --     (0.02)    (0.04)       (0.01)         --         --         --           --
Distributions from net realized
  capital gains ........................   (0.40)       --     (0.06)       (0.13)      (0.40)        --      (0.06)       (0.13)
                                         -------  --------  --------      -------     -------    -------     ------       ------
TOTAL DISTRIBUTIONS ....................   (0.40)    (0.02)    (0.10)       (0.14)      (0.40)        --      (0.06)       (0.13)
                                         -------  --------  --------      -------     -------    -------     ------       ------
NET ASSET VALUE, END OF PERIOD .........  $12.16    $ 9.75    $10.04        $9.09      $11.90      $9.62      $9.96        $9.04
                                         =======  ========  ========      =======     =======    =======     ======       ======

TOTAL RETURN:                              29.09%    (2.68)%   11.57%       29.28%      28.13%     (3.41)%    10.85%      28.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ....................... $76,411   $46,687   $49,297      $23,699     $67,675    $56,926    $56,342      $16,930
Ratio of expenses to average
  net assets ...........................   1.61%     1.50%     1.50%        1.47%+      2.36%      2.25%      2.25%        2.25%+
Ratio of net investment income
  (loss) to average net assets .........   0.72%     0.53%     0.61%        0.58%+    (0.03)%    (0.22)%    (0.14)%      (0.20)%+
Portfolio turnover rate ................  45.79%    30.97%    10.44%       38.74%      45.79%     30.97%     10.44%       38.74%
Without management fee waiver:**
Ratio of expenses to average
  net assets ...........................                                    2.07%+                                         2.85%+
Ratio of net investment income
  (loss) to average net assets .........                                  (0.02)%+                                       (0.80)%+

-----------------
See footnotes on page 17.

Financial Highlights


                                                          CLASS C                          CLASS D
                                                  ----------------------  -----------------------------------------
                                                               5/27/99O      YEAR ENDED DECEMBER 31,       4/25/97*
                                                  YEAR ENDED      TO      ----------------------------        TO
                                                   12/31/00    12/31/99     2000      1999       1998      12/31/97
                                                  ----------  ----------  -------    -------   -------    ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ............   $ 9.62      $10.55     $ 9.62     $9.96     $9.04       $7.14
                                                   -------     -------    -------   -------   -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .............................       --       (0.01)        --     (0.02)    (0.02)      (0.01)
Net realized and unrealized gain (loss)
  on investments ................................     2.68       (0.92)      2.67     (0.32)     1.00        2.04
                                                   -------     -------    -------   -------   -------     -------
TOTAL FROM INVESTMENT OPERATIONS ................     2.68       (0.93)      2.67     (0.34)     0.98        2.03
                                                   -------     -------    -------   -------   -------     -------
LESS DISTRIBUTIONS:
Distributions from net realized capital gains ...    (0.40)         --      (0.40)       --     (0.06)      (0.13)
                                                   -------     -------    -------   -------   -------     -------
TOTAL DISTRIBUTIONS .............................    (0.40)         --      (0.40)       --     (0.06)      (0.13)
                                                   -------     -------    -------   -------   -------     -------
NET ASSET VALUE, END OF PERIOD ..................   $11.90      $ 9.62     $11.89     $9.62     $9.96       $9.04
                                                   =======     =======    =======   =======   =======     =======
TOTAL RETURN: ...................................    28.13%      (8.82)%    28.02%    (3.41)%   10.85%      28.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ........  $36,900      $9,169    $31,044   $34,355   $42,886     $10,358
Ratio of expenses to average net assets .........    2.36%       2.36%+     2.36%     2.25%     2.25%       2.25%+
Ratio of net investment income (loss) to
  average net assets ............................  (0.03)%     (0.23)%+   (0.03)%   (0.22)%   (0.14)%     (0.20)%+
Portfolio turnover rate .........................   45.79%      30.97%++   45.79%    30.97%    10.44%      38.74%
Without management fee waiver:**
Ratio of expenses to average net assets .........                                                           2.85%+
Ratio of net investment income (loss) to
  average net assets ............................                                                         (0.80)%+

----------------
 * Commencement of operations.
** During 1997, the Manager, at its discretion, waived a portion of its fees.
 o Commencement of offering of shares.
 + Annualized.
++ For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, SELIGMAN LARGE-CAP VALUE FUND OF SELIGMAN VALUE FUND SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Large-Cap Value Fund as of December 31, 2000, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Large-Cap Value Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective-stated periods in conformity with auditing standards generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2001

--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 2000
GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS

On November 23, 2000, a distribution of $0.399 per share, consisting of $0.318 from net long-term gain and $0.081 from net short-term gain realized on investments through October 31, 2000, was paid to Class A, B, C and D shareholders.

The long-term capital gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 2000 as a long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

If the distribution was received in shares, the per share cost basis for federal income tax purposes is $11.38 for Class A shares, $11.15 for Class B and Class C, and $11.14 for Class D.

A 2000 year-end statement of account activity and a 2000 tax package, which may include a Form 1099-DIV, Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 2000. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

--------------------------------------------------------------------------------

FOR MORE INFORMATION

MANAGER

J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450   Shareholder Services

(800) 445-1777   Retirement Plan Services

(212) 682-7600   Outside the United States

(800) 622-4597   24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

--------------------------------------------------------------------------------

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company

DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital

RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT

PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

---------------
Member: 1 Executive Committee
        2 Audit Committee

        3 Director Nominating Committee
        4 Board Operations Committee

--------------------------------------------------------------------------------



EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

WILLIAM C. MORRIS    NEIL T. EIGEN         LAWRENCE P. VOGEL
CHAIRMAN             VICE PRESIDENT        VICE PRESIDENT AND TREASURER

BRIAN T. ZINO        THOMAS G. ROSE        FRANK J. NASTA
PRESIDENT            VICE PRESIDENT        SECRETARY

--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT   OBJECTIVE  --  The  shared  investment  goal  of  a  fund  and  its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

--------------------------------------------------------------------------------









                            SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                      100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com

     THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN LARGE-CAP VALUE FUND, WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

EQVLC2 12/00                             [Recycle logo]Printed on Recycled Paper

--------------------------------------------------------------------------------